                                     EXHIBIT

                                      10.22

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                                      LEASE


         LEASE, made the 25th day of August 1998 between Dubrow Management Corp., agent for 427 Bloomfield Avenue Assoc., (hereinafter referred to as "Lessor") whose address is 877 Broad Street, Ste. 201, Newark, New Jersey 07102 and Unapix Entertainment, Inc., (hereinafter referred to as "Lessee") whose address is 200 Madison Avenue, 24-th floor, N.Y., N.Y. 10016.

                              W I T N E S S E T H :

         For and in consideration of the covenants herein contained, and upon the terms and conditions herein set forth, Lessor and Lessee agree as follows:

         1. DESCRIPTION. Lessor hereby leases to Lessee, and Lessee hereby hires from Lessor, the following space: approx.1263 gross rentable square feet, (hereinafter called "Demised Premises" or "Premises"), located on the third floor, as per Exhibit "A" in the building located at 427 Bloomfield Ave., Montclair, NJ, 07042 (hereinafter called "Building").

         2. TERM. The premises are leased for a term of five (5) years commencing on October 1, 1998 and to end at midnight on September 30, 2003.

         3. (A) BASIC RENT. The Lessee shall pay to the Lessor during the term basic rent in the amount of $108,933.75 (herein "Rent or "Basic Rent"). The Basic Rent shall accrue at the yearly rate of $21,876.75 and the monthly rate of $1,815.56. The Basic Rent shall be payable in advance on the first day of each calendar month during the term. Lessee shall pay Basic Rent, and any additional rent as hereinafter provided, to Lessor's above stated address, or at such other place as Lessor may designate in writing, without demand and without counterclaim, deduction or setoff.

            (B) ADDITIONAL RENT. It is expressly agreed that the Lessee will pay in addition to the Basic Rent, provided in paragraph 3 A above, additional rent each anniversary year, payable monthly. The percentage difference between the increment in the CPI for the month of August 1998 and the CPI for the month of May each year for the term of the lease and any renewals and extensions, times the Yearly Basic Rent. CPI shall be defined as New York Northeast New Jersey CPI. Notwithstanding the foregoing or anything else to the contrary contained herein, in no event shall the amount of the increase to exceed 4% per year.

         4. USE AND OCCUPANCY. Lessee shall use and occupy the Premises as general offices only.

         5. CARE AND REPAIR OF PREMISES. Lessee shall commit no act of waste and shall take good care of the Premises and the fixtures and appurtenances therein, and shall, in the use and occupancy of the Premises, conform to all laws, orders and regulations of the federal, state and make all necessary repairs to the Premises; including repairs to electrical fixtures; Lessor shall maintain and make all necessary repairs to the Building, the HVAC system and the exterior portions or the plumbing and electrical systems, and the exterior of the Premises, including foundation and structure, roof, lawns, parking areas, and walk ways, except where the repair has been made necessary by misuse or neglect by Lessee or Lessee's agents, servants, visitors or licensees, in which event Lessor shall nevertheless make the repairs but Lessee shall pay to Lessor, as Additional Rent immediately upon demand, the reasonable costs thereof. All improvements made by Lessee to the Premises, which are so attached to the Premises shall become the property of Lessor upon installation. Not later than the last day of the term, Lessee shall, at Lessee's expense, remove all Lessee's personal property and those improvements made by Lessee that have not become the property of the Lessor, repair all injury done by or in connection with the installation or removal of said property and improvements; and surrender the Premises in as good condition as they were at the beginning of the term, reasonable wear and tear excepted. All other property of Lessee remaining on the premises after the last day of the term of this lease shall be conclusively deemed abandoned and may be removed by Lessor, and Lessee shall reimburse Lessor for the cost of such removal. Lessor may have any such property stored at Lessee's risk and expense.

         6. ALTERATIONS, ADDITIONS OR IMPROVEMENTS. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions or improvements in, to or about the Premises, including but not limited to decorations or painting of the exterior walls, doors, windows or roof facades. Lessors' consent will not be unreasonably withheld.

         7. ACTIVITIES INCREASING FIRE INSURANCE RATES. Lessee shall not do anything on the Premises that will increase the rate of fire insurance on the Building.

         8. ABANDONMENT. Lessee shall not, without first obtaining the written consent of Lessor, abandon the Premises, or allow the Premises to become vacant or deserted.

         9. ASSIGNMENT AND SUBLEASE. Lessee may assign or sublease the within Lease to any party subject to the following:

            (A) In the event that the Lessee desires to sublease, or assign the Premises to any other party, the terms and conditions of such sublease or assignment shall be communicated to the Lessor in writing prior to the effective date of any such sublease or assignment, and prior to such effective date, the Lessor shall have the option, exercisable in writing to the Lessee, to recapture the within Lease so that such prospective sublessee or assignee shall then become the sole Lessee of Lessor hereunder, or alternately to recapture said space, and the within Lessee shall be fully released from any and all obligations hereunder.

            (B) In the event that the Lessor elects not recapture the Lease or space as hereinabove provided, the Lessee may nevertheless assign this Lease or sublet the whole or any portion of the Premises, subject to the Lessor's prior written consent, which consent shall not be unreasonably withheld, on the basis of the following terms and conditions:

             (1) The Lessee shall provide to the Lessor the name and address of the assignee or sublease.

             (2) The assignee or sublessee shall assume, by written instrument, all of the obligations of this Lease, and a copy of such assumption agreement shall be furnished to the Lessor within ten (10) days of its execution.

             (3) The Lessee and each assignee shall be and remain liable for the observance of all the covenants and provisions of this Lease, including, but not limited to, the payment of rent reserved herein, through the entire term of this lease.

         10. COMPLIANCE WITH RULES AND REGULATIONS. Lessee shall observe and comply with such rules and regulations as Lessor prescribes, as per Exhibit "B," on written notice to the Lessee, for the safety, care and cleanliness of the building and the comfort, quietness and convenience of other occupants of the building.

         11. DAMAGES TO BUILDING/WAIVER OF SUBROGATION. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonable estimated by Lessor, will equal or exceed twenty-five (25%) percent of the replacement value of the Building (Exclusive of foundations) just prior to the occurrence of the damage, then Lessor may, no later than the sixtieth (60th) day following the damage, give Lessee a notice of election to terminate this Lease, or if the cost of restoration will equal or exceed fifty (50%) percent of such replacement value and if the Premises shall not be reasonably usable for the purpose for which they are leased hereunder, then Lessee may, no later than the sixtieth (60th) day following the damage, give Lessor a notice of election to terminate this Lease. In either said event of election, this Lease shall be deemed to terminate on the thirtieth (30th) day after the giving of such notice, and Lessee shall surrender possession of the Premises within a reasonable time thereafter, and the Basic Rent, and any additional Rent, shall be apportioned as of the date Lessee was unable to use the Premises, and any Basic or Additional Rent paid for any period beyond said date shall be repaid to Lessee. If the cost of restoration as estimated by Lessor shall amount to less than twenty-five (25%) percent of said replacement value of the Building, or if, despite the cost, Lessor does not elect to terminate this Lease, Lessor shall restore the Building and the Premises with reasonable promptness, subject to force majeure, and Lessee shall have no right to terminate this Lease. Lessor need not restore fixtures and improvements owned by Lessee.

         Notwithstanding the provisions of this paragraph 11 of the lease, in any event of loss or damage to the Building, the Premises and/or contents, the Lessor and Lessee shall look first to any insurance in its favor before making any claim against each other and, to the extent possible without additional cost, each party shall obtain, for each policy of insurance, provisions permitting waiver of any claim against each other for loss or damage within the scope of such insurance, and the Lessor and Lessee, to such extent permitted, for itself and its insured waives all such insured claims against Lessor.

         12. EMINENT DOMAIN. If Lessee's use of the Premises is materially affected due to the taking by eminent domain of (a) the Premises or any part thereof; or (b) any other part of the Building; then in either event, this lease shall terminate on the date when title vests, pursuant to such taking. The Rent, and any Additional Rent, shall be apportioned as of said termination date and any Basic or Additional Rent paid for any period beyond said termination date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment for the value of this Lease for the remaining part of the term.

         13. LESSOR'S REMEDIES ON DEFAULT. If Lessee defaults in payment of Basic Rent, or any Additional Rent, or defaults in the performance of any of the covenants and conditions hereof, Lessor may give Lessee notice of such default, and if Lessee does not cure any Basic Rent, or Additional Rent default within ten (10) days or other default within fifteen (15) days, after written notice to Lessee (or if such other default is of a nature that it cannot be completely cured within such period, if Lessee does not commence such curing within fifteen
(15) days and thereafter proceed with reasonable diligence and in good faith to cure such default), then Lessor may terminate this lease on not less then fifteen (15) days notice to Lessee, and on the date specified in said notice, Lessee's right to possession of the Demised Premises shall cease, and Lessee shall quit and surrender the Premises to Lease.

         14. (A) SUBORDINATION OF LEASE. This Lease shall, at Lessor's option, or at the option of the holder of any underlying lease or holder of any first mortgage or deed of trust, be subject and subordinate to any such underlying leases and to any such first mortgage and/or trust deed which may now or hereafter affect the real property of which the Premises form a part, and also to all renewals, modifications, consolidations and replacements of said underlying leases and said first mortgage and trust deed. Although no instrument or act on the part of lessee shall be necessary to effectuate such subordination, Lessee will, nevertheless, execute and deliver such further instruments confirming such subordination of this Lease as may be desired by the holders of said first mortgage and trust deeds or any of the Lessor attorney in fact, irrevocably, to execute and deliver any instrument for Lessee. If any underlying lease to which this Lease is subject, terminates, Lessee shall, on timely request, attorn to the owner of the reversion.

             (B) Notwithstanding the foregoing, "The Lessor covenants that as long as the Lessee pays the rent and any additional rent as herein provided and performs the covenants hereof, neither the lessor, any mortgagor, lienor and/or anyone to whom the Lessee subrogates, the Lessee shall not be disturbed from lawful possession and shall have the right to peaceably and quietly and hold and enjoy, the premises for the term herein mentioned.

         15. RIGHT TO CURE LESSEE'S BREACH. If Lessee breaches any covenant or condition of this Lease, Lessor may, on reasonable notice to Lessee (except that no notice need be given in case of emergency), cure such breach at the expense of Lessee and the reasonable amount of all expenses, including attorney's fees, incurred by Lessor in so doing (whether paid by Lessor or not) shall be deemed Additional Rent payable on demand.

         16. RIGHT TO INSPECT AND REPAIR. Lessor may enter the Premises but shall not be obligated to do so (except as required by any specific provision of this Lease) at any time on reasonable notice to Lessee (except that no notice need be given in case of emergency) for the purpose of inspections or the making of such repairs, replacement or additions in, to on and about the Premises or the Building, as Lessor deems necessary or desirable. Lessee shall have no claims or cause of action against Lessor for abatement of rent, nor shall Lessee have any

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claim against Lessor for interruption of Lessee's business by reason thereof. In no event shall Lessee have any claim against Lessor for interruption of Lessee's business, however occurring, as related to the inspection and repair of the Premises.

         17. SERVICES TO BE PROVIDED BY LESSOR/LESSOR'S EXCULPATION. While Lessee is not in default under any provision of this Lease, Lessor agrees to furnish, except on holidaus as set forth on Exhibit C attached hereto and made a part hereof::

             (A) Heating, ventilating and air conditioning (herein "HVAC"), as appropriate for the season, together with common facilities lighting and electricity for the Premises all during "Building Hours", as hereinafter defined.

             (B) Lessor shall not be liable for failure to furnish aforesaid services when such failure is due to force majeure, as hereinafter defined. Lessor shall not be liable, under any circumstances, including its negligence, for loss of or injury to, Lessee or to the property however occurring, through or in connection with or incidental to the furnishing of, or failure to furnish, any of the aforesaid services or for any interruption to Lessee's business however occurring, including, but not limited to, that arising from Lessor's negligence.

         18. INTERRUPTION OF SERVICES OR USE. Interruption or curtailment of any service maintained in the Building or Premises, shall not entitle Lessee to any claim against Lessor or to any abatement in Rent, and shall not constitute a constructive or partial eviction, unless if Lessor is responsible to provide the service, it fails to take measures as may be reasonable under the circumstances to restore the service without undue delay. In no event shall Lessee be entitled to claim a constructive eviction from the Premises unless Lessee shall first have notified Lessor in writing of the condition or conditions giving rise thereto, and , if the complaints be justified, unless Lessor shall have failed within a reasonable time, after receipt of such notice to remedy, or commence and proceed with due diligence to remedy, such condition or conditions, all subject to force majeure, as hereinafter defined.

         19. LESSEE'S ESTOPPEL. Lessee shall, from time to time, or not less than ten (10) days prior to written request by Lessor, execute, acknowledge, and deliver to Lessor a written statement certifying that the Lease is unmodified and in full force and effect, or that the Lease is in full force and effect as modified and listing the instruments of modification; the dates to which the rents and charges have been paid; and, whether or not to the best of Lessee's knowledge Lessor is in default hereunder, and if so, specifying the nature of the default. It is intended that any such statement delivered pursuant to this Paragraph 24 may be relied on by a prospective purchaser of Lessor's interest or mortgage of Lessor's interest or assignee of any mortgage of Lessor's interest.

         20. HOLDOVER TENANCY. Unless otherwise agreed between Lessor and Lessee, if Lessee holds possession of the Premises after the term of this Lease, Lessee shall become a tenant from month to month under the provisions herein provided, except that the Basic Rent shall be double the amount stipulated in Paragraph three (3) hereof and such tenancy shall continue until terminated by Lessor, or until Lessee shall have given to Lessor a written notice at least sixty (60) days prior to the intended date of termination, of intent to terminate such tenancy.

         21. LEASEHOLD IMPROVEMENTS Lessor agrees that prior to the

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commencement of the term of this Lease, the Lessor will do improvements to the
Demised Premises as per Exhibit "A," using building standard materials. David Dreilinger, of Unapix Entertainment, Inc., shall sign a corporate guarantee in the amount of $12,630.00 for the cost of improvements.

         22. RIGHT TO SHOW PREMISES. Lessor may show the Premises to prospective purchasers and mortgagees; and, during the nine (9) months prior to termination of this Lease, to prospective tenants.

         23. WAIVER. No failure of the Lessor to enforce any term hereof shall be deemed to be a waiver.

         24. LATE CHARGE. Anything in this Lease to the contrary notwithstanding, at Lessor's option, Lessee shall pay a "Late Charge" of what was agreed; eight (8%) percent of any installment of Rent or additional Rent paid more than seven (7) days after the due date thereof, to cover the extra expense involved in handling delinquent accounts.

         25. NO OTHER REPRESENTATIONS. No representations or promises shall be binding on the parties hereto except those representations and promises contained herein or in some future writing signed by the party making such representation(s) or promise(s).

         26. QUIET ENJOYMENT. Lessor covenants that if, and as long as, Lessee pays the Rent, and any Additional Rent as herein provided, and performs the covenants hereof, Lessor shall do nothing to affect Lessee's right to peaceably and quietly have, hold and enjoy the Premises for the term herein mentioned, subject to the provisions of this Lease. However, no diminution or abatement of the Rent or Additional Rent or other payment to the Lessor shall be claimed by or allowed to the Lessee for inconvenience or discomfort arising from the making of any repairs or improvements to the Premises or Building. Lessor shall tale any steps reasonably necessary to prevent third parties to interfere with Lessee's quiet enjoyment.

         27. LESSEE'S INSURANCE. Lessee covenants to provide on or before the Commencement Date a comprehensive policy of general liability insurance naming 427 Bloomfield Avenue Assoc. as an additional named insured, insuring Lessee and Lessor against any liability commonly insured against and occasioned by accident resulting from any act or omission on or about the Premises and any appurtenances thereto. Such policy is to be written by an insurance company qualified to do business in the State of new Jersey reasonably satisfactory to Lessor. The policy shall be with limits not less than one million and no/100 ($1,000,000.00) dollars in respect of bodily injury and property damage. Said limits shall be subject to periodic review and Lessor reserves the right to increase said coverage limits, if in the reasonable opinion of Lessor, said coverage becomes inadequate and is less than that commonly maintained by tenants in similar buildings in the area by tenants making similar uses. At least fifteen (15) days prior to the expiration or termination date of any policy, the Lessee shall deliver a renewal or replacement policy with proof of the payment of the premium therefor.

         28. HEIRS, ASSIGNS, SUCCESSORS. This Lease is binding upon and inures to

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the benefit of the heirs, assigns and successors in interest to the parties.

         29. BROKER. Lessee hereby represent that it has not created any liability to any person or entity, who would be entitled to a broker's fee, provider's fee or any similar type of commission or fee. Lessee hereby indemnifies the Lessor for any misrepresentation, hereunder including reasonable attorneys fees.

         30. NO OPTION. The submission of this Lease Agreement for examination does not constitute a reservation of, or option for, the Premises, and this Lease Agreement becomes effective as a Lease Agreement only upon execution and delivery thereof by Lessor and Lessee.

         31. INDEMNIFICATION OF LESSOR. The Lessor shall not be liable for any damage or injury to the Lessee, or any other person, or to any property, occurring on the Demised Premises or any part thereof, and the Lessee agrees to hold harmless the Lessor from any claims for damages, no matter how caused.

         32. DEFINITIONS

             (A) COMMON FACILITIES. Common facilities shall mean all general building facilities that service all Building tenants.

             (B) FORCE MAJEURE. Force Majeure shall mean and include those situations beyond Lessor's control, including by way of example and not by way of limitations, acts of God; accidents; repairs; strikes; shortages of labor, supplies or materials; inclement weather; or where applicable, the passage of time while waiting for an adjustment of insurance proceeds.

         (C) BUILDING HOURS. As used in this Lease the "Building Hours" shall be Monday through Friday, 8:00 a.m. to 7:00 p.m. and Saturday, 8:00 a.m. to 1:00 p.m., excluding those holidays as set forth in Exhibit "C" attached hereto and made a part thereof, except that common area lighting in the Building and office building area shall be maintained for such additional hours as, in Lessor's sole judgement, is necessary or desirable to insure property operation of the Building and Office Building Area.

         33. NOTICES. Any notice by either party to the other shall be in writing and shall be deemed to have been duly given only if delivered personally or sent by certified mail R.R.R.

         34. SECURITY DEPOSIT. Lessee shall deposit with Lessor simultaneously herewith $3, 631.12 as security for the performance of Lessee's obligations under this Lease, including without limitation, the surrender of possession of the Premises to Lessor as herein provided. If Lessor applies any part of said deposit to cure any default of Lessee, Lessee shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this Lease. Lessor, in the event the Demised Premises are sold, shall transfer and deliver the security, as such, to the purchase of the Demised Premises and shall notify Lessee thereof, and thereupon Lessor shall be discharged from any further liability in reference thereto. Lessor need not pay any interest thereon to the Lessee.

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         35. DELAY IN GIVING OF POSSESSION. This paragraph applies if for any reason whatsoever, the Lessor cannot give possession of the Demised Premises to the Lessee on the commencement date. The Lessor shall not be held liable for the delay. If possession is given after commencement date, the Lessee shall accept possession and pay the Rent from that date. The ending date of the term shall not change.

IN WITNESS WHEREOF, The parties hereto have hereunto set their hands and seals the day and year first above written.




                   LESSOR                                     LESSEE


             ------------------------                ------------------------
                DUBROW  MANAGEMENT                  UNAPIX ENTERTAINMENT, INC.
                 By David Dubrow                     By: David A. Dreilinger
                                                       Chief Operating Officer

                                      LEASE


         LEASE, made the 9th day of April 1998 between Dubrow Management Corp., agent for 427 Bloomfield Avenue Assoc., (hereinafter referred to as "Lessor") whose address is 877 Broad Street, Ste. 201, Newark, New Jersey 07102 and The Jazz Store, Inc., (hereinafter referred to as "Lessee") whose address is 91 Edgemont Road, Upper Montclair, NJ, 07043.

                              W I T N E S S E T H :

         For and in consideration of the covenants herein contained, and upon the terms and conditions herein set forth, Lessor and Lessee agree as follows:

         1. DESCRIPTION. Lessor hereby leases to Lessee, and Lessee hereby hires from Lessor, the following space: approx.1900 gross rentable square feet, (hereinafter called "Demised Premises" or "Premises") as per Exhibit "A" in the building located at 427 Bloomfield Ave., Montclair, NJ, 07042., (hereinafter called "Building").

         2. TERM. The premises are leased for a term of three (3) years commencing on June 1, 1998 and to end at midnight on May 31, 2001 with rent commencing on July 1, 1998.

         3. (A) BASIC RENT. The Lessee shall pay to the Lessor during the term basic rent in the amount of $55,100.00 (herein "Rent or "Basic Rent"). The Basic Rent shall accrue at the yearly rate of $19,000.00 and the monthly rate of $1,583.33.The Basic Rent shall be payable in advance on the first day of each calendar month during the term. Lessee shall pay Basic Rent, and any additional rent as hereinafter provided, to Lessor's above stated address, or at such other place as Lessor may designate in writing, without demand and without counterclaim, deduction or setoff.

            (B) ADDITIONAL RENT. It is expressly agreed that the Lessee will pay in addition to the Basic Rent, provided in paragraph 3A above, additional rent each anniversary year, payable monthly. The percentage difference between the increment in the CPI for the month of January 1998 and the CPI for the month of January each year for the term of the lease and any renewals and extensions, times the Yearly Basic Rent. CPI shall be defined as New York Northeast New Jersey CPI. Notwithstanding the foregoing or anything else to the contrary contained herein, in no event shall the amount of the increase of the additional rent for any anniversary 8-year exceed 3% of the Basic Rent.

         4. USE AND OCCUPANCY. Lessee shall use and occupy the Premises as general offices, retail store and mail orders operation.

         5. CARE AND REPAIR OF PREMISES. Lessee shall commit no act of waste and shall take good care of the Premises and the fixtures and appurtenances therein, and shall, in the use and occupancy of the Premises, conform to all laws, orders and regulations of the federal, state and municipal governments or any of their departments; Lessee shall keep the entrances, stairs, sidewalk in the front of the store clean and free from trash, debris, snow and ice; Lessor shall maintain and make all necessary repairs to the Building, the HVAC system and the exterior portions or the plumbing and electrical systems, and the exterior of the Premises, including foundation and structure, roof, lawns, parking areas, and walk ways, except where the repair has been made necessary by misuse or neglect by Lessee or Lessee's agents, servants, visitors or licensees, in which event Lessor shall nevertheless make the repairs but Lessee shall pay to Lessor, as Additional Rent immediately upon demand, the reasonable costs thereof. All improvements, except light fixtures, made by Lessee to the Premises, which are so attached to the Premises shall become the property of Lessor upon installation. Not later than the last day of the term, Lessee shall, at Lessee's expense, remove all Lessee's personal property and those improvements made by Lessee that have not become the property of the Lessor, like; repair all injury done by or in connection with the installation or removal of said property and improvements; and surrender the Premises in as good condition as they were at the beginning of the term, reasonable wear and tear excepted. All other property of Lessee remaining on the premises after the last day of the term of this lease shall be conclusively deemed abandoned and may be removed by Lessor, and Lessee shall reimburse Lessor for the cost of such removal. Lessor may have any such property stored at Lessee's risk and expense.

         6. ALTERATIONS, ADDITIONS OR IMPROVEMENTS. Lessee shall not, without first obtaining the written consent of Lessor, make any alterations, additions or improvements in, to or about the Premises, including but not limited to decorations or painting of the exterior walls, doors, windows or roof facades. Lessors' consent will not be unreasonably withheld.

         7. ACTIVITIES INCREASING FIRE INSURANCE RATES. Lessee shall not do anything on the Premises that will increase the rate of fire insurance on the Building.

         8. ABANDONMENT. Lessee shall not, without first obtaining the written consent of Lessor, abandon the Premises, or allow the Premises to become vacant or deserted.

         9. ASSIGNMENT AND SUBLEASE. Lessee may assign or sublease the within Lease to any party subject to the following:

            (A) In the event that the Lessee desires to sublease, or assign the Premises to any other party, the terms and conditions of such sublease or assignment shall be communicated to the Lessor in writing prior to the effective date of any such sublease or assignment, and prior to such effective date, the Lessor shall have the option, exercisable in writing to the Lessee, to recapture the within Lease so that such prospective sublessee or assignee shall then become the sole Lessee of Lessor hereunder, or alternately to recapture said space, and the within Lessee shall be fully released from any and all obligations hereunder.

            (B) In the event that the Lessor elects not recapture the Lease or space as hereinabove provided, the Lessee may nevertheless assign this Lease or sublet the whole or any portion of the Premises, subject to the Lessor's prior written consent, which consent shall not be unreasonably withheld, on the basis of the following terms and conditions:

                (1) The Lessee shall provide to the Lessor the name and address of the assignee or sublease.

                (2) The assignee or sublessee shall assume, by written instrument, all of the obligations of this Lease, and a copy of such assumption agreement shall be furnished to the Lessor within ten (10) days of its execution.

                (3) The Lessee and each assignee shall be and remain liable for the observance of all the covenants and provisions of this Lease, including, but not limited to, the payment of rent reserved herein, through the entire term of this lease.

         10. INTENTIONALLY OMITTED.

         11. DAMAGES TO BUILDING/WAIVER OF SUBROGATION. If the Building is damaged by fire or any other cause to such extent that the cost of restoration, as reasonable estimated by Lessor, will equal or exceed twenty-five (25%) percent of the replacement value of the Building (Exclusive of foundations) just prior to the occurrence of the damage, then Lessor may, no later than the sixtieth (60th) day following the damage, give Lessee a notice of election to terminate this Lease, or if the cost of restoration will equal or exceed fifty (50%) percent of such replacement value and if the Premises shall not be reasonably usable for the purpose for which they are leased hereunder, then Lessee may, no later than the sixtieth (60th) day following the damage, give Lessor a notice of election to terminate this Lease. In either said event of election, this Lease shall be deemed to terminate on the thirtieth (30th) day after the giving of such notice, and Lessee shall surrender possession of the Premises within a reasonable time thereafter, and the Basic Rent, and any additional Rent, shall be apportioned as of the date Lessee was unable to use the Premises, and any Basic or Additional Rent paid for any period beyond said date shall be repaid to Lessee. If the cost of restoration as estimated by Lessor shall amount to less than twenty-five (25%) percent of said replacement value of the Building, or if, despite the cost, Lessor does not elect to terminate this Lease, Lessor shall restore the Building and the Premises with reasonable promptness, subject to force majeure, and Lessee shall have no right to terminate this Lease. Lessor need not restore fixtures and improvements owned by Lessee. Lessee shall not be responsible for any Rent or Additional Rent payments until Premises are restored.

         Notwithstanding the provisions of this paragraph 11 of the lease, in any event of loss or damage to the Building, the Premises and/or contents, the Lessor and Lessee shall look first to any insurance in its favor before making any claim against each other and, to the extent possible without additional cost, each party shall obtain, for each policy of insurance, provisions permitting waiver of any claim against each other for loss or damage within the scope of such insurance, and the Lessor and Lessee, to such extent permitted, for itself and its insured waives all such insured claims against each other.

         12. EMINENT DOMAIN. If Lessee's use of the Premises is materially affected due to the taking by eminent domain of (a) the Premises or any part thereof; or (b) any other part of the Building; then in either event, this lease shall terminate on the date when title vests, pursuant to such taking. The Rent, and any Additional Rent, shall be apportioned as of said termination date and any Basic or Additional Rent paid for any period beyond said termination date shall be repaid to Lessee. Lessee shall not be entitled to any part of the award for such taking or any payment for the value of this Lease for the remaining part of the term. If Lessor receives notice of any eminent domain actions, Lessor shall notify Lessee immediately.

         13. LESSOR'S REMEDIES ON DEFAULT. If Lessee defaults in payment of Basic Rent, or any Additional Rent, or defaults in the performance of any of the covenants and conditions hereof, Lessor may give Lessee notice of such default, and if Lessee does not cure any Basic Rent, or Additional Rent default within five (5) days or other default within fifteen (15) days, after written notice to Lessee (or if such other default is of a nature that it cannot be completely cured within such period, if Lessee does not commence such curing within fifteen
(15) days and thereafter proceed with reasonable diligence and in good faith to cure such default), then Lessor may terminate this lease on not less then ten
(10) days notice to Lessee, and on the date specified in said notice, Lessee's right to possession of the Demised Premises shall cease, and Lessee shall quit and surrender the Premises to Lease.

         14. (A) SUBORDINATION OF LEASE. This Lease shall, at Lessor's option, or at the option of the holder of any underlying lease or holder of any first mortgage or deed of trust, be subject and subordinate to any such underlying leases and to any such first mortgage and/or trust deed which may now or hereafter affect the real property of which the Premises form a part, and also to all renewals, modifications, consolidations and replacements of said underlying leases and said first mortgage and trust deed. Although no instrument or act on the part of lessee shall be necessary to effectuate such subordination, Lessee will, nevertheless, execute and deliver such further instruments confirming such subordination of this Lease as may be desired by the holders of said first mortgage and trust deeds or any of the Lessor attorney in fact, irrevocably, to execute and deliver any instrument for Lessee. If any underlying lease to which this Lease is subject, terminates, Lessee shall, on timely request, attorn to the owner of the reversion.

             (B) Notwithstanding the foregoing, "The Lessor covenants that as long as the Lessee pays the rent and any additional rent as herein provided and performs the covenants hereof, neither the lessor, any mortgagor, lienor and/or anyone to whom the Lessee subrogates, the Lessee shall not be disturbed from lawful possession and shall have the right to peaceably and quietly and hold and enjoy, the premises for the term herein mentioned.

         15. RIGHT TO CURE LESSEE'S BREACH. If Lessee breaches any covenant or condition of this Lease, Lessor may, on reasonable notice to Lessee (except that no notice need be given in case of emergency), cure such breach at the expense of Lessee and the reasonable amount of all expenses, including attorney's fees, incurred by Lessor in so doing (whether paid by Lessor or not) shall be deemed Additional Rent payable on demand.

         16. RIGHT TO INSPECT AND REPAIR. Lessor may enter the Premises but shall not be obligated to do so (except as required by any specific provision of this Lease) at any time on reasonable notice to Lessee (except that no notice need be given in case of emergency) for the purpose of inspections or the making of such repairs, replacement or additions in, to on and about the Premises or the Building, as Lessor deems necessary or desirable. Lessee shall have no claims or cause of action against Lessor for abatement of rent, nor shall Lessee have any claim against Lessor for interruption of Lessee's business by reason thereof. Lessor agrees to use reasonable efforts to perform all work described in this Section 16 in a good and workmanlike manner, with reasonable diligence, and in a manner so as to minimize to the extent practicable unreasonable interference with lessee's operations.

         17. SERVICES TO BE PROVIDED BY LESSOR/LESSOR'S EXCULPATION. While Lessee is not in default under any provision of this Lease, Lessor agrees to furnish:

             (A) Heating as appropriate for the season, cold and hot water for the restroom together with common facilities lighting.

             (B) Lessor shall not be liable for failure to furnish aforesaid services when such failure is due to force majeure, as hereinafter defined. Lessor shall not be liable, under any circumstances, except its negligence, for any interruption of Lessee's business however occurring.

         18. HEATING. The Lessee agrees to reimburse to the Lessor his proportionate share, as hereinafter defined, of the cost of heating oil used during the term of this lease, all renewals and extensions. Heating oil reimbursement to be considered as additional rent and are due in a five (5) days after invoice is submitted to the Lessee by Lessor. In no event Lessee shall pay more than for 1,200.00 gallons of oil per one calendar year.

         19. INTERRUPTION OF SERVICES OR USE. Interruption or curtailment of any service maintained in the Building or Premises, shall not entitle Lessee to any claim against Lessor or to any abatement in Rent, and shall not constitute a constructive or partial eviction, unless if Lessor is responsible to provide the service, it fails to take measures as may be reasonable under the circumstances to restore the service without undue delay. In no event shall Lessee be entitled to claim a constructive eviction from the Premises unless Lessee shall first have notified Lessor in writing of the condition or conditions giving rise thereto, and , if the complaints be justified, unless Lessor shall have failed within a reasonable time, after receipt of such notice to remedy, or commence and proceed with due diligence to remedy, such condition or conditions, all subject to force majeure, as hereinafter defined.

         20. LESSEE'S ESTOPPEL. Lessee shall, from time to time, or not less than ten (10) days from written request by Lessor, execute, acknowledge, and deliver to Lessor a written statement certifying that the Lease is unmodified and in full force and effect, or that the Lease is in full force and effect as modified and listing the instruments of modification; the dates to which the rents and charges have been paid; and, whether or not to the best of Lessee's knowledge Lessor is in default hereunder, and if so, specifying the nature of the default. It is intended that any such statement delivered pursuant to this Paragraph 24 may be relied on by a prospective purchaser of Lessor's interest or mortgage of Lessor's interest or assignee of any mortgage of Lessor's interest.

         21. HOLDOVER TENANCY. Unless otherwise agreed between Lessor and Lessee, if Lessee holds possession of the Premises after the term of this Lease, Lessee shall become a tenant from month to month under the provisions herein provided, except that the Basic Rent shall be double the amount stipulated in Paragraph three (3) hereof and such tenancy shall continue until terminated by Lessor, or until Lessee shall have given to Lessor a written notice at least sixty (60) days prior to the intended date of termination, of intent to terminate such tenancy.

         22. LEASEHOLD IMPROVEMENTS Lessor agrees that prior to the commencement of the term of this Lease, the Lessor will do improvements to the Demised Premises as per Exhibit "E," using building standard materials and workman like fashion.

         23. RIGHT TO SHOW PREMISES. Lessor may show the Premises to prospective purchasers and mortgagees; and, during the six (6) months prior to termination of this Lease, to prospective tenants.

         24. WAIVER. No failure of the Lessor to enforce any term hereof shall be deemed to be a waiver.

         25. LATE CHARGE. Anything in this Lease to the contrary notwithstanding, at Lessor's option, Lessee shall pay a "Late Charge" of what was agreed; six (6%) percent of any installment of Rent or additional Rent paid more than seven (7) days after the due date thereof, to cover the extra expense involved in handling delinquent accounts.

         26. NO OTHER REPRESENTATIONS. No representations or promises shall be binding on the parties hereto except those representations and promises contained herein or in some future writing signed by the party making such representation(s) or promise(s).

         27. QUIET ENJOYMENT. Lessor covenants that if, and as long as, Lessee pays the Rent, and any Additional Rent as herein provided, and performs the covenants hereof, Lessor shall do nothing to affect Lessee's right to peaceably and quietly have, hold and enjoy the Premises for the term herein mentioned, subject to the provisions of this Lease.

         28. LESSEE'S INSURANCE. Lessee covenants to provide upon possession a comprehensive policy of general liability insurance naming 427 Bloomfield Avenue Assoc as an additional named insured, insuring Lessee and Lessor against any liability commonly insured against and occasioned by accident resulting from any act or omission on or about the Premises and any appurtenances thereto. Such policy is to be written by an insurance company qualified to do business in the State of new Jersey reasonably satisfactory to Lessor. The policy shall be with limits not less than one million and no/100 ($1,000,000.00) dollars in respect of bodily injury and property damage. Said limits shall be subject to periodic review and Lessor reserves the right to increase said coverage limits, if in the reasonable opinion of Lessor, said coverage becomes inadequate and is less than that commonly maintained by tenants in similar buildings in the area by tenants making similar uses. At least fifteen (15) days prior to the expiration or termination date of any policy, the Lessee shall deliver a renewal or replacement policy with proof of the payment of the premium therefor.

         29. HEIRS, ASSIGNS, SUCCESSORS. This Lease is binding upon and inures to the benefit of the heirs, assigns and successors in interest to the parties.


         30. BROKER. Lessee hereby represent that it has not created any liability to any person or entity, who would be entitled to a broker's fee, provider's fee or any similar type of commission or fee. Lessee hereby indemnifies the Lessor for any misrepresentation, hereunder including reasonable attorneys fees.

         31. NO OPTION. The submission of this Lease Agreement for examination does not constitute a reservation of, or option for, the Premises, and this Lease Agreement becomes effective as a Lease Agreement only upon execution and delivery thereof by Lessor and Lessee.

         32. INDEMNIFICATION OF LESSOR. The Lessor shall not be liable for any damage or injury to the Lessee, or any other person, or to any property, occurring on the Demised Premises or any part thereof, and the Lessee agrees to hold harmless the Lessor from any claims for damages, no matter how caused unless such damage or injury is caused by the negligence or intentional misconduct of Lessor.

         33. DEFINITIONS

             (A) PROPORTIONATE SHARE. Lessee's proportionate share, wherever that phrase is used, shall be seven (7) percent to reflect the ratio of the gross square footage of the Premises to the gross square footage of the Building. Total of all Lessee's Proportionate Share not top exceed 100%.

             (B) FORCE MAJEURE. Force Majeure shall mean and include those situations beyond Lessor's control, including by way of example and not by way of limitations, acts of God; accidents; repairs; strikes; shortages of labor, supplies or materials; inclement weather; or where applicable, the passage of time while waiting for an adjustment of insurance proceeds.

         34. NOTICES. Any notice by either party to the other shall be in writing and shall be deemed to have been duly given only if delivered personally or sent by certified mail R.R.R.

         35. SECURITY DEPOSIT. Lessee shall deposit with Lessor simultaneously herewith $3,166, as security for the performance of Lessee's obligations under this Lease, including without limitation, the surrender of possession of the Premises to Lessor as herein provided. If Lessor applies any part of said deposit to cure any default of Lessee, Lessee shall on demand deposit with Lessor the amount so applied so that Lessor shall have the full deposit on hand at all times during the term of this Lease. Lessor, in the event the Demised Premises are sold, shall transfer and deliver the security, as such, to the purchaser of the Demised Premises and shall notify Lessee thereof, and thereupon Lessor shall be discharged from any further liability in reference thereto. Lessor may commingle the Security Deposit with its own funds and need not pay any interest thereon to the Lessee. Lessor will return unused portion of security deposit to the Lessee within 30 days after Lease termination.

         36. OPTION TO RENEW. Provided that Lessee is not in default under this Lease, Lessee has right to renew this Lease for a two (2) years period commencing on June 1, 2001.If Lessee will elect to renew this Lease, he has to notify Lessor in writing no later than December 30, 2000. If no notice is received by Lessor by December 30, 2000 this Option to Renew is null and void. Rent during renewal period will be established according to the paragraph 3.B of this Lease.

         37. DELAY IN GIVING OF POSSESSION. This paragraph applies if for any reason whatsoever, the Lessor cannot give possession of the Demised Premises to the Lessee on the commencement date. The Lessor shall not be held liable for the delay. The Lessor shall then have thirty (30) days in which to give possession. If possession is given within that time, the Lessee shall accept possession and pay the Rent beginning 30 days following that date. The ending date of the term shall not change. If possession is not given within that time, this Lease may be canceled by either party on notice to the other.

IN WITNESS WHEREOF, The parties hereto have hereunto set their hands and seals the day and year first above written.




               LESSOR                                    LESSEE




           ---------------------                       -------------------
             DUBROW MANAGEMENT                           THE JAZZ STORE
             By David Dubrow                             By Steven Brecker